UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 9, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231 (610) 765-5959

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On February 9, 2022 a newly formed Delaware statutory trust (the “Trust”), offered and sold $1 billion of pre-capitalized trust securities (“P-Caps”). The P-Caps will be mandatorily redeemable on January 31, 2027. The Trust invested the proceeds of the P-Caps in a portfolio of principal and/or interest strips of U.S. Treasury securities (and “Eligible Treasury Assets”) and entered into a facility agreement (the “Facility Agreement”) with Constellation Energy Generation, LLC (“Constellation”). References in this report to "we," "our," "us" and "the Company" are to Constellation.

Under the Facility Agreement, we have the right, from time to time, to issue to the Trust and to require the Trust to purchase from us, on one or more occasions (the “Issuance Right”), up to $1 billion aggregate principal amount of our 3.046% Senior Notes due 2027 (the “P-Caps Senior Notes”) in exchange for all or a portion of the Eligible Treasury Assets corresponding to the portion of the Issuance Right. We will pay a semi-annual facility fee to the Trust at a rate of 1.475%.

The P-Caps are to be redeemed by the Trust on January 31, 2027 or earlier upon optional redemption of the P-Caps Senior Notes by the Company. Any P-Caps Senior Notes outstanding and held by the Trust as a result of the exercise of the Issuance Right that remain outstanding will also mature on January 31, 2027.

The Issuance Right will be exercised automatically in full if (1) we fail to pay the facility fee when due or any amount due and owing under the Trust expense reimbursement agreement or we fail to purchase and pay for any Eligible Treasury Assets that are due and not paid on their payment date and such failure is not cured within 30 days, or (2) upon certain bankruptcy events of the Company.

We will be required to mandatorily exercise the Issuance Right if (1) our consolidated stockholders’ equity, determined in accordance with GAAP, but excluding accumulated other comprehensive income (or loss), equity of non-controlling interests attributable thereto and treasury stock at cost, has fallen below $2 billion, which amount may be adjusted from time to time upon the occurrence of certain specified events, (2) an event of default under the P-Caps Senior Notes indenture has occurred or would have occurred had the P-Caps Senior Notes been outstanding, (3) we breach our covenant to maintain sufficient capacity under other material agreements to permit the issuance of the P-Caps Senior Notes in full, (4) a Collateral Enforcement Event (as defined below) has occurred, (5) a change of control triggering event has occurred in respect of the Company or (6) certain events relating to the Trust’s status as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), have occurred. Upon the occurrence of any event described in clause (1), (2), (3), or (6) of this paragraph, the Issuance Right will be exercised in full, and upon the occurrence of any event described in clause (4) or (5) of this paragraph, the Issuance Right will be exercised with respect to the applicable portion of the available amount of P-Caps Senior Notes specified in the Facility Agreement.

In connection with the issuance of the P-Caps, on February 9, 2022, we entered into a letter of credit facility agreement (the “LC Agreement”) with Deutsche Bank Trust Company Americas as collateral agent (the “Collateral Agent”) and administrative agent pursuant to which certain financial institutions (the “LC Issuers”) are permitted to join with commitments to provide letters of credit in an aggregate amount not to exceed $971 million to support the operations of the Company and its subsidiaries and minority investments. On February 11, 2022, five financial institutions joined the LC Agreement as issuers with an aggregate commitment of $971 million.

In addition, on February 9, 2022, the Trust entered into a pledge and control agreement (the “Pledge Agreement”), among the Company, the Trust and the Collateral Agent for the LC Issuers, under which the Trust agreed to grant a pledge over the Eligible Treasury Assets in favor of the Collateral Agent for the benefit of the LC Issuers. Pursuant to the LC Agreement and the Pledge Agreement, the Collateral Agent is entitled to withdraw Eligible Treasury Assets from the Trust’s pledged account, following notice to us, in the event we have failed to reimburse amounts drawn under any letter of credit issued pursuant to the LC Agreement, and the LC Issuers have the right to instruct the Collateral Agent to enforce the pledge over the Eligible Treasury Assets upon the occurrence of any event of default under the LC Agreement (a “Collateral Enforcement Event”).

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to this Item 2.03 and are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation (CEG Parent) and Constellation Energy Generation, LLC (Constellation, and together with CEG Parent, Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in the Cautionary Note Regarding Forward-Looking Statements and Risk Factors in CEG parent’s Form 10 Registration Statement, as amended.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Corporation

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

February 14, 2022

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.